                             DISTRIBUTION AGREEMENT


THIS AGREEMENT, made this 14th day of September, 1970, between SECURITY BOND FUND, INC., a Kansas corporation (hereinafter referred to as the "Company"), and SECURITY DISTRIBUTORS, INC., a Kansas corporation (hereinafter referred to as the "Distributor").

                                   WITNESSETH:

WHEREAS, the Company is engaged in business as an open-end, management investment company registered under the federal Investment Company Act of 1940; and

WHEREAS, the Distributor is willing to act as principal underwriter for the Company to offer for sale, sell and deliver after sale shares of the Company's $1 par value common stock (hereinafter referred to as the "Shares") on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth, the parties hereto agree as follows:

 1. EMPLOYMENT OF DISTRIBUTOR. The Company hereby employs the Distributor to act as principal underwriter for the Company and hereby agrees that during the term of this Agreement, and any renewal or extension thereof, or until any prior termination thereof, the Distributor shall have the exclusive right to offer for sale and to distribute any and all Shares issued or to be issued by the Company. The Distributor hereby accepts such employment and agrees to act as the distributor of the Shares issued or to be issues by the Company during the period this Agreement is in effect and agrees during such period to offer for sale such Shares as long as such Shares remain available for sale, unless the Distributor is unable legally to make such offer for sale as the result of any law or governmental regulation.

 2. OFFERING PRICE AND COMMISSIONS. Prior to the issuance of any Shares by the Company pursuant to any subscription tendered by or through the Distributor and confirmed for sale to or through the Distributor, the Distributor shall pay or cause to be paid to the Custodian of the Company in cash, an amount equal to the net asset value of such Shares at the time of acceptance of each such subscription and confirmation by the Company of the sale of such Shares. The Distributor shall be entitled to charge a commission on each such sale of Shares in the amount set forth in the Company's Prospectus, such commission to be an amount equal to the difference between the net asset value and the offering price of the Shares, as such offering price may from time to time be determined by the board of directors of the Company. All Shares shall be sold to the public only at their public offering price at the time of such sale, and the Company shall receive not less than the full net asset value thereof.

 3. ALLOCATION OF EXPENSES AND CHARGES. During the period this Agreement is in effect, the Company shall pay all costs and expenses in connection with the registration of Shares under the Securities Act of 1933, including all
     expenses  in  connection   with  the   preparation   and  printing  of  any
     registration   statements  and  prospectuses   necessary  for  registration
     thereunder but excluding any additional costs and expenses incurred in furnishing the Distributor with prospectuses.

     During the period this Agreement is in effect the Distributor will pay or reimburse the Company for:

     (a)  All  costs,   expenses  and  fees  incurred  in  connection  with  the
          qualification of the Shares under the applicable Blue Sky laws of the states in which the Shares are offered;

     (b) All costs and expenses of printing and mailing prospectuses (other than to existing shareholders) and confirmations, and all costs and expenses of preparing, printing and mailing advertising material sales literature, circulars, applications, and other materials used or to be used in connection with the offering for sale and the sale of Shares; and

     (c) All clerical and administrative costs in processing the applications for and in connection with the sale of Shares.

          The Distributor agrees to submit to the Company for its prior approval all advertising material, sales literature, circulars and any other material which the Distributor proposes to use in connection with the offering for sale of Shares.

 4. DISTRIBUTOR MAY ACT AS BROKER AND RECEIVE COMMISSIONS. Notwithstanding any other provisions of this Agreement, it is understood and agreed that the Distributor may act as a broker, on behalf of the Company, in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commission paid in connection therewith shall comply in every respect with the requirements of the Federal Investment Company Act of 1940 and in particular with Section 17(c) of said statute and the Rules and Regulations of the Securities and Exchange Commission promulgated thereunder.

 5. AGREEMENT SUBJECT TO APPLICABLE LAW AND REGULATIONS. The parties hereto agree that all provisions of this Agreement will be performed in strict accordance with the requirements of the Investment Company Act of 1940, the Securities Act of 1933, the Securities Exchange Act of 1934, and the rules and regulations of the Securities and exchange Commission under said statutes, in strict accordance with all applicable state "Blue Sky" laws and the rules and regulations thereunder, and in strict accordance with the provisions of the Articles of Incorporation and Bylaws of the Company.

 6. DURATION AND TERMINATION OF AGREEMENT. This Agreement shall become effective at the date and time that the Company's prospectus, reflecting the underwriting arrangements provided by this Agreement, shall become effective under the Securities Act of 1933, and shall continue in force until December 31, 1971, and from year to year thereafter, but only if such continuance is specifically approved at least annually by the board of directors of the Company and the majority of the board of directors who are not parties to this Agreement or affiliated persons of any such party, or by the vote of a majority of the outstanding voting securities of the Company. Written notice of any such approval by the board of directors or by the holders of a majority of the outstanding voting securities of the Company shall be given promptly to the Distributor.

     This Agreement may be terminated by the Company at any time by giving the Distributor at least sixty (60) days previous written notice of such intention to terminate. This Agreement may be terminated by the Distributor at any time by giving the Company at least sixty (60) days previous written notice of such intention to terminate.

     This Agreement shall terminate automatically in the event of its assignment by the Distributor. As used in the preceding sentence, the word "assignment" shall have the meaning set forth in Section 2(a)(4) of the Investment Company Act of 1940.

 7. CONSTRUCTION OF AGREEMENT. No provision of this Agreement is intended to or shall be construed as protecting the Distributor against any liability to the Company or to the Company's security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Distributor's reckless disregard of its obligations and duties under this Agreement.

     Terms or words used in this Agreement, which also occur in the Articles of Incorporation or Bylaws of the Company, shall have the same meaning herein as given to such terms or words in Articles of Incorporation or Bylaws of the Company.

 8. DISTRIBUTOR AN INDEPENDENT CONTRIBUTOR. The Distributor shall be deemed to be an independent contractor and, except as expressly provided or authorized by the Company, shall have no authority to act for or represent the Company.

 9. NOTICE. Any notice required or permitted to be given hereunder to either of the parties hereto shall be deemed to have been given if mailed by certified mail in a postage prepaid envelope addressed to the respective party as follows, unless any such party has notified the other party hereto that notices thereafter intended for such party shall be mailed to some other address, in which event notices thereafter shall be addressed to such party at the address designated in such request:

                         Security Bond Fund, Inc.
                         Security Benefit Life Building
                         700 Harrison Street
                         Topeka, Kansas

                         Security Distributors, Inc.
                         Security Benefit Life Building
                         700 Harrison Street
                         Topeka, Kansas

10. AMENDMENT OF AGREEMENT. No amendment to this Agreement shall be effective until approved by (a) a majority of the board of directors of the Company and a majority of the board of directors of the Company who are not parties to this Agreement or affiliated persons of any such party, or (b) a vote of the holders of a majority of the outstanding voting securities of the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective corporate officers thereto duly authorized on the day, month and year first above written.

                                              SECURITY BOND FUND, INC.

                                              By  DEAN L. SMITH
                                                  ------------------------------
                                                  President
ATTEST:

WILL J. MILLER, JR.
------------------------------
     Secretary

(SEAL)
                                              SECURITY DISTRIBUTORS, INC.

                                              By  DAVE E. DAVIDSON
                                                  ------------------------------
                                                  President
ATTEST:

WILL J. MILLER, JR.
------------------------------
     Secretary

                       AMENDMENT TO DISTRIBUTION AGREEMENT


WHEREAS, Security Bond Fund, Inc. (the "Company") and Security Distributors, Inc. (the "Distributor") are parties to a Distribution Agreement dated as of September 14, 1970, (the "Distribution Agreement ) under which the Distributor agrees to act as principal underwriter in connection with sales of the shares of the Company's capital stock; and,

WHEREAS, certain provisions of the Federal Investment Company Act of 1940 have been amended, and those amendments have an effect upon the relationship between the Company and the Distributor, and the Distribution Agreement; and,

WHEREAS, The Company and the Distributor wish to amend the Distribution Agreement to conform to the requirements of the Federal Investment Company Act of 1940, as amended:

NOW, THEREFORE, The Company and Distributor hereby amend the Distribution Agreement, effective immediately, as follows:

1.  Section 6 of the Distribution Agreement is amended to provide as follows:

    "6. DURATION AND TERMINATION OF AGREEMENT. This Agreement shall become effective at the date and time that the Company's prospectus, reflecting the underwriting arrangements provided by this Agreement, shall become effective under the Securities Act of 1933, and shall continue in force until December 31, 1971, and from year to year thereafter, provided that such continuance for each successive year after April 30, 1972, is specifically approved in advance at least annually by the vote of the board of directors (including approval by the vote of a majority of the directors of the Company who are not parties to the Agreement or interested persons of any such party) cast in person at a meeting called for the purpose of voting upon such approval, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Company and by such a vote of the board of directors. As used in the preceding sentence, the words "interested persons" shall have the meaning set forth in Section 2(a)(19) of the Investment Company Act of 1940. Written notice of any such approval by the board of directors or by the holders of a majority of the outstanding voting securities of the Company shall be given promptly to the Distributor.

This Agreement may be terminated by the Company at any time by giving the Distributor at least sixty (60) days previous written notice of such intention to terminate. This Agreement may be terminated by the Distributor at any time by giving the Company at least sixty (60) days previous written notice of such intention to terminate.

This Agreement shall terminate automatically in the event of its assignment. As used in the preceding sentence, the word "assignment" shall have the meaning set forth in Section 2(a)(4) of the Investment Company Act of 1940."

IN WITNESS WHEREOF, the parties hereto have made this Amendment to the Distribution Agreement this 14th day of January 1972.

                                              SECURITY BOND FUND, INC.

                                              By  DEAN L. SMITH
                                                  ------------------------------
                                                  President
(Corporate Seal)

ATTEST:

WILL J. MILLER, JR.
------------------------------
     Secretary
                                              SECURITY DISTRIBUTORS, INC.

                                              By  DAVE E. DAVIDSON
                                                  ------------------------------
                                                  President
(Corporate Seal)

ATTEST:

WILL J. MILLER, JR.
------------------------------
     Secretary

                       AMENDMENT TO DISTRIBUTION AGREEMENT


WHEREAS, Security Income Fund (the "Company"), formerly Security Bond Fund, and Security Distributors, Inc. (the "Distributor") are parties to a Distribution Agreement dated as of September 14, 1970, (the "Distribution Agreement") under which the Distributor agrees to act as principal underwriter in connection with the sales of shares of the Company's capital stock; and

WHEREAS, a Distribution Plan (the "Plan") has been adopted by the directors and shareholders of Security Income Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), the provisions of which have an effect upon the relationship between the Company and the Distributor, and the Distribution Agreement; and

WHEREAS, the Company and Distributor wish to amend the Distribution Agreement to conform to the requirements of Rule 12b-1 under the Act and to incorporate the necessary provisions into the Agreement.

NOW THEREFORE, the Company and Distributor hereby amend the Distribution Agreement, effective immediately, as follows:

1.  New Section 4A is added to the Agreement, which provides as follows:

    4A.  DISTRIBUTION PLAN.

    (a) Pursuant to a Distribution Plan adopted by the Fund, the Fund agrees to make monthly payments to the Distributor in an amount computed at an annual rate of .25 of 1% of the Fund's average daily net assets, to finance activities undertaken by the Distributor for the purpose of distributing the Fund's shares to investors. The Distributor is obligated to and hereby agrees to use the entire amount of said fee to finance the following distribution-related activities:

           (i) Preparation, printing and distribution of the Prospectus and Statement of Additional Information and any supplement thereto used in connection with the offering of shares to the public;

          (ii) Printing of additional copies for use by the Distributor as sales literature, of reports and other communications which were prepared by the Fund for distribution to existing shareholders;

         (iii) Preparation, printing and distribution of any other sales literature used in connection with the offering of shares to the public;

          (iv) Expenses incurred in advertising, promoting and selling shares of the Fund to the public; and

           (v) Any fees paid by the Distributor to securities dealers as distribution or service fees who have executed a Dealer's Distribution Agreement with the Distributor.

    (b) All payments to the Distributor pursuant to this paragraph are subject to the following conditions being met by the Distributor:

           (i) For the fiscal year of the Fund during which this Plan becomes effective and for each subsequent fiscal year of the Fund during which this Plan remains in effect, the Distributor shall submit to the Fund a budget setting forth in reasonable detail the distribution-related activities to which the Distributor proposes to apply payments made by the Fund hereunder;

          (ii) Before any payment is made to the Distributor in respect of any fiscal year, the budget relating thereto shall be approved by vote of the Fund's Directors, including the affirmative vote of a majority of the Independent Directors.

         (iii) The Distributor shall furnish the Fund with quarterly reports of its expenditures pursuant to each budget so approved, together with receipts or other appropriate written evidence of the amounts expended, and such other information relating to such budget or expenditures or to the other distribution-related activities undertaken or proposed to be undertaken by the Distributor during such fiscal year under its Distribution Agreement with the Fund as the Fund may reasonably request;

    (c) The Dealer's Distribution Agreement (the "Agreement") contemplated by paragraph 2(v) above shall permit payments to securities dealers by the Distributor only in accordance with the provisions of this paragraph and shall have the approval of the majority of the Board of Directors of the Fund including a majority of the directors who are not interested persons of the Fund as required by the Rule. The Distributor may pay to the other party to any Agreement a quarterly fee for distribution and marketing services provided by such other party. Such quarterly fee shall be payable in arrears in an amount equal to such percentage (not in excess of .000685% per day) of the aggregate net asset value of the shares held by such other party's customers or clients at the close of business each day as determined from time to time by the Distributor. The distribution and marketing services contemplated hereby shall include, but are not limited to, answering inquiries regarding the Fund, account designations and addresses, maintaining the investment of such other party's customers or clients in the Fund and similar services. In determining the extent of such other party's assistance in maintaining such investment by its customers or clients, the Distributor may take into account the possibility that the shares held by such customer or client would be redeemed in the absence of such quarterly fee.

    (d) The provisions of the Distribution Plan approved by the Shareholders of the Fund on July 12, 1985, and by the Board of Directors of the Fund on May 3, 1985, are fully incorporated herein by reference. In the event the Distribution Plan is terminated by the Board of Directors or Shareholders of the Fund as provided therein, this paragraph shall no longer be effective.

IN WITNESS WHEREOF, the parties hereto have made this Amendment to the Distribution Agreement this 15th day of August 1985.

                                              SECURITY INCOME FUND

                                              By  EVERETT S. GILLE
                                                  ------------------------------
                                                  President
ATTEST:

BARBARA W. RANKIN
------------------------------
    Secretary
                                              SECURITY DISTRIBUTORS, INC.

                                              By  EVERETT S. GILLE
                                                  ------------------------------
                                                  President
ATTEST:

BARBARA W. RANKIN
------------------------------
    Secretary

                       AMENDMENT TO DISTRIBUTION AGREEMENT


WHEREAS, Security Income Fund (the "Fund"), formerly Security Bond Fund, and Security Distributors, Inc. (the "Distributor") are parties to a Distribution Agreement dated September 14, 1970, as amended January 14, 1972, and August 15, 1985, (the "Distribution Agreement") under which the Distributor agrees to act as principal underwriter in connection with the sales of shares of the Fund's capital stock;

WHEREAS, a Distribution Plan (the "Plan") has been adopted by the directors and shareholders of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), certain provisions of which have been incorporated into the Distribution Agreement;

WHEREAS, the Board of Directors of the Fund (including all directors who are not interested persons of the Fund as defined in the Act) have approved an amendment to the Plan to provide for expenditures under the Plan to promote sales of shares of the Fund by securities dealers; and

WHEREAS, the Fund and Distributor wish to amend the Distribution Agreement to incorporate the Plan amendments into the Agreement.

NOW,  THEREFORE,   the  Fund  and  Distributor  hereby  amend  the  Distribution
Agreement, effective November 26, 1990, as follows:

     Section 4A., Distribution Plan, is amended by adding the following Section 4A.(a)(vi):

     (vi) Expenses incurred in promoting sales of shares of the Fund by securities dealers, including the costs of preparation of materials for presentations, travel expenses, costs of entertainment, and other expenses incurred in connection with promoting sales of Fund shares by dealers.

IN WITNESS WHEREOF, the parties hereto have made this Amendment to the Distribution Agreement this 26th day of November 1990.

                                              SECURITY INCOME FUND

                                              By  MICHAEL J. PROVINES
                                                  ------------------------------
                                                  President
ATTEST:

AMY J. LEE
------------------------------
Secretary
                                              SECURITY DISTRIBUTORS, INC.

                                              By  HOWARD R. FRICKE
                                                  ------------------------------
                                                  President
ATTEST:

AMY J. LEE
------------------------------
Secretary

                       AMENDMENT TO DISTRIBUTION AGREEMENT


WHEREAS, Security Income Fund (the "Company") and Security Distributors, Inc. (the "Distributor") are parties to a Distribution Agreement dated September 14, 1970, as amended (the "Distribution Agreement"), under which the Distributor agreed to act as principal underwriter in connection with sales of the shares of the Company's capital stock; and

WHEREAS, the Company expects to receive an exemptive order from the Securities and Exchange Commission allowing the Company to issue and offer for sale two or more classes of the Company's capital stock; and

WHEREAS, the Company and the Distributor wish to amend the Distribution Agreement to clarify that the Distribution Agreement applies only to the sale of Class A shares of the capital stock of the Corporate Bond Series and U.S. Government Series of the Company and the Class A shares of all other Series subsequently established by the Company:

NOW THEREFORE, the Company and Distributor hereby amend the Distribution Agreement, effective immediately, as follows:

1. The term "Shares" as referred to in the Distribution Agreement shall refer to the Class A Shares of the Company's $1.00 par value stock.

IN WITNESS WHEREOF, the parties hereto have made this Amendment to the Distribution Agreement this 1st day of October 1993.

                                             SECURITY INCOME FUND

                                             By:  MICHAEL J. PROVINES
                                                  ------------------------------
                                                  President
ATTEST:

AMY J. LEE
------------------------------
Secretary

(SEAL)
                                             SECURITY DISTRIBUTORS, INC.

                                             By:  HOWARD R. FRICKE
                                                  ------------------------------
                                                  President
ATTEST:

AMY J. LEE
------------------------------
Secretary

(SEAL)

                       AMENDMENT TO DISTRIBUTION AGREEMENT


WHEREAS, Security Income Fund (the "Fund") and Security Distributors, Inc. (the "Distributor") are parties to a Distribution Agreement dated September 14, 1970, as amended (the "Distribution Agreement"), under which the Distributor has agreed to act as principal underwriter in connection with sales of the shares of the Fund's Class A common stock;

WHEREAS, on October 21, 1994, the Board of Directors of the Fund authorized the Fund to offer its common stock in a new series designated as the Limited Maturity Bond Series, in addition to its presently offered series of common stock of Corporate Bond Series and U.S. Government Series;

WHEREAS, on October 21, 1994, the Board of Directors of the Fund further authorized the Fund to offer shares of the Limited Maturity Bond Series in two classes, designated Class A shares and Class B shares; and

WHEREAS, on October 21, 1994, the Board of Directors of the Fund approved an amendment to the Distribution Agreement between the Fund and the Distributor to include the sale of Class A shares of the Limited Maturity Bond Series;

NOW, THEREFORE BE IT RESOLVED, that the Fund and Distributor hereby amend the Distribution Agreement to include the sale of Class A shares of the Limited Maturity Bond Series of the Fund.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Distribution Agreement this 30th day of December 1994.

                                             SECURITY INCOME FUND

                                             By:  JOHN D. CLELAND
                                                  ------------------------------
                                                  President
ATTEST:

AMY J. LEE
------------------------------
Secretary
                                             SECURITY DISTRIBUTORS, INC.

                                             By:  RICHARD K RYAN
                                                  ------------------------------
                                                  President
ATTEST:

AMY J. LEE
------------------------------
Secretary

                       AMENDMENT TO DISTRIBUTION AGREEMENT


WHEREAS, Security Income Fund (the "Fund") and Security Distributors, Inc. (the "Distributor") are parties to a Distribution Agreement dated September 14, 1970, as amended (the "Distribution Agreement"), under which the Distributor has agreed to act as principal underwriter in connection with sales of the shares of the Fund's Class A common stock;

WHEREAS, on February 3, 1995, the Board of Directors of the Fund authorized the Fund to offer its common stock in a new series designated as the Global Aggressive Bond Series, in addition to its presently offered series of common stock of Corporate Bond Series, Limited Maturity Bond Series and U.S. Government Series;

WHEREAS, on February 3, 1995, the Board of Directors of the Fund further authorized the Fund to offer shares of the Global Aggressive Bond Series in two classes, designated Class A shares and Class B shares; and

WHEREAS, on February 3, 1995, the Board of Directors of the Fund approved an amendment to the Distribution Agreement between the Fund and the Distributor to include the sale of Class A shares of the Global Aggressive Bond Series;

NOW, THEREFORE BE IT RESOLVED, that the Fund and Distributor hereby amend the Distribution Agreement to include the sale of Class A shares of the Global Aggressive Bond Series of the Fund.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Distribution Agreement this 18th day of April, 1995.

ATTEST:                                   SECURITY INCOME FUND

            AMY J. LEE                    By:        JOHN D. CLELAND
-----------------------------------          -----------------------------------
       Amy J. Lee, Secretary                     John D. Cleland, President

ATTEST:                                   SECURITY DISTRIBUTORS, INC.

            AMY J. LEE                    By:          RICHARD K RYAN
-----------------------------------          -----------------------------------
       Amy J. Lee, Secretary                      Richard K Ryan, President

                       AMENDMENT TO DISTRIBUTION AGREEMENT


WHEREAS, Security Income Fund (the "Fund") and Security Distributors, Inc. (the "Distributor") are parties to a Distribution Agreement dated September 14, 1970, as amended (the "Distribution Agreement"), under which the Distributor has agreed to act as principal underwriter in connection with sales of the shares of the Fund's Class A common stock;

WHEREAS, on May 3, 1996, the Board of Directors of the Fund authorized the Fund to offer its common stock in a new series designated as the High Yield Series, in addition to its presently offered series of common stock of Corporate Bond Series, Limited Maturity Bond Series, U.S. Government Series and Global Aggressive Bond Series;

WHEREAS, on May 3, 1996, the Board of Directors of the Fund further authorized the Fund to offer shares of the High Yield Series in two classes, designated Class A shares and Class B shares; and

WHEREAS, on May 3, 1996, the Board of Directors of the Fund approved an amendment to the Distribution Agreement between the Fund and the Distributor to include the sale of Class A shares of the High Yield Series;

NOW, THEREFORE BE IT RESOLVED, that the Fund and Distributor hereby amend the Distribution Agreement to include the sale of Class A shares of the High Yield Series of the Fund.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Distribution Agreement this 13th day of May, 1996.

ATTEST:                                   SECURITY INCOME FUND

            AMY J. LEE                    By:        JOHN D. CLELAND
-----------------------------------          -----------------------------------
       Amy J. Lee, Secretary                     John D. Cleland, President

ATTEST:                                   SECURITY DISTRIBUTORS, INC.

            AMY J. LEE                    By:          RICHARD K RYAN
-----------------------------------          -----------------------------------
       Amy J. Lee, Secretary                      Richard K Ryan, President

                       AMENDMENT TO DISTRIBUTION AGREEMENT


WHEREAS, Security Income Fund (the "Fund") and Security Distributors, Inc. (the "Distributor") are parties to a Distribution Agreement dated September 14, 1970, as amended (the "Distribution Agreement"), under which the Distributor has agreed to act as principal underwriter in connection with sales of the shares of the Fund's Class A common stock;

WHEREAS, on February 7, 1997, the Board of Directors of the Fund authorized the Fund to offer its common stock in two new series designated as the Emerging Markets Total Return Series and Global Asset Allocation Series, in addition to its presently offered series of common stock of Corporate Bond Series, Limited Maturity Bond Series, U.S. Government Series, Global Aggressive Bond Series and High Yield Series;

WHEREAS, on February 7, 1997, the Board of Directors of the Fund further authorized the Fund to offer shares for each of the Emerging Markets Total Return Series and Global Asset Allocation Series in two classes, designated Class A shares and Class B shares; and

WHEREAS, on February 7, 1997, the Board of Directors of the Fund approved an amendment to the Distribution Agreement between the Fund and the Distributor to include the sale of Class A shares for each of the Emerging Markets Total Return Series and Global Asset Allocation Series;

NOW, THEREFORE BE IT RESOLVED, that the Fund and Distributor hereby amend the Distribution Agreement to include the sale of Class A shares for each of the Emerging Markets Total Return Series and Global Asset Allocation Series of the Fund.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Distribution Agreement this 12th day of March, 1997.


ATTEST:                                    SECURITY INCOME FUND

By:            AMY J. LEE                  By:          JOHN D. CLELAND
     --------------------------------           --------------------------------
          Amy J. Lee, Secretary                    John D. Cleland, President

ATTEST:                                    SECURITY DISTRIBUTORS, INC.

By:            AMY J. LEE                  By:          RICHARD K RYAN
     --------------------------------           --------------------------------
          Amy J. Lee, Secretary                    Richard K Ryan, President

                       AMENDMENT TO DISTRIBUTION AGREEMENT

WHEREAS, Security Income Fund (the "Fund") and Security Distributors, Inc. (the "Distributor") are parties to a Distribution Agreement dated September 14, 1970, as amended (the "Distribution Agreement"), under which the Distributor has agreed to act as principal underwriter in connection with sales of the shares of the Fund's Class A common stock;

WHEREAS, on February 10, 1999, the Board of Directors of the Fund authorized the Fund to offer its common stock in a new series designated as the Capital Preservation Series, in addition to its presently offered series of common stock of Corporate Bond Series, Limited Maturity Bond Series, U.S. Government Series, Global High Yield Series, High Yield Series, Emerging Markets Total Return Series and Global Asset Allocation Series;

WHEREAS, on February 10, 1999, the Board of Directors of the Fund further authorized the Fund to offer shares of the Capital Preservation Series in three classes, designated Class A shares, Class B shares and Class C shares; and

WHEREAS, on February 10, 1999, the Board of Directors of the Fund approved an amendment to the Distribution Agreement between the Fund and the Distributor to include the sale of Class A shares of the Capital Preservation Series.

NOW, THEREFORE BE IT RESOLVED, that the Fund and Distributor hereby amend the Distribution Agreement to include the sale of Class A shares for the Capital Preservation Series of the Fund.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Distribution Agreement this ______ day of ____________, 1999.


ATTEST:                                    SECURITY INCOME FUND

By:                                        By:
     --------------------------------           --------------------------------
     Amy J. Lee, Secretary                      James R. Schmank, Vice President

ATTEST:                                    SECURITY DISTRIBUTORS, INC.

By:                                        By:
     --------------------------------           --------------------------------
     Amy J. Lee, Secretary                      Richard K Ryan, President